COMMON STOCK

NUMBER                                                           SHARES

                    [Logo]          ORION
                              NETWORK SYSTEMS,INC.
                    INCORPORATED UNDER THE LAWS OF DELAWARE    CUSIP 68628K 10 4
                                                               SEE REVERSE FOR
                                                            CERTAIN RESTRICTIONS


THIS CERTIFIES THAT:











or the record holder

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE,
                                       OF
                           ORION NETWORK SYSTEMS INC.

                              CERTIFICATE OF STOCK
transferable on the books of the Corporation by the holder hereof in person or by duly authorized upon surrender of this certificate properly endorsed.

     This certificate is not valid unless conutersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


                          Orion Network Systems, Inc.
                              Corporate Seal, 1982
                                    Delaware



/s/                                             /s/

                    TREASURER                                         CHAIRMAN

THE OWNERSHIP OF THE SECURITIES BY THIS CERTIFICATE IS RESTRICTED BY AND SUBJECT TO THE PROVISIONS OF THE RESTATED CERTIFICATE OF INCORPORATION OF ORION NETWORK SYSTEMS, INC. (THE "CORPORATION"), WHICH (i) PROVIDES THAT THE CORPORATION SHALL HAVE THE RIGHT TO REDEEM ANY STOCK OF THE CORPORATION IF IN THE JUDGMENT OF THE BOARD OF DIRECTORS SUCH ACTION SHOULD BE TAKEN TO PREVENT THE LOSS OR SECURE THE REINSTATEMENT OF ANY LICENSE OR FRANCHISE HELD BY THE CORPORATION, AND (ii) SETS FORTH THE TERMS AND CONDITIONS OF SUCH REDEMPTION. A COPY OF THE RESTATED CERTIFICATE OF INCORPORATION IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF THE CORPORATION.

     Orion Network systems, Inc. will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or sereies thereof of Orion Network Systems, Inc., and the qualifications, limitations and restrictions of such preferences and/or rights. Such request may be made to Orion Network Systems, Inc. or the transfer agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM     as tenants in common           UNIF GIFT MIN ACT -...Custodian...
TEN ENT     as tenants by entireties                        (Cust)      (Minor)
JT TEN      as joint tenants with right of         under Uniform Gifts to Minors
            survivorship and not as tenants            Act......................
            in common                                           (State)

     Additional abbreviations may also be used though no in the above list.


     For value  received,  ______________________________________  hereby  sell, assign and transfer unto _______________________________________________________
[please insert the Social Security or other identifying number of assignee]

________________________________________________________________________________
   pleas print or typewrite name and address including postal zip of assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, __________________________________


                                        ________________________________________


[NOTICE: The signature to this assignment must correspond with the name as wrritten upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.]